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                                                                   Exhibit 10.36

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                        COPPER MINES OF TASMANIA PTY LTD
                                ACN 065 339 835
                           (ADMINISTRATOR APPOINTED)


                        MT LYELL MINING COMPANY LIMITED
                                ACN 000 690 308
                                (IN LIQUIDATION)


                                CITIBANK LIMITED
                                ACN 004 325 080


                                  CITIBANK NA
                                ARBN 072 814 058




                                 SPECIALTY DEED




                                HENRY DAVIS YORK
                                    Lawyers
                                    Level 25
                                135 King Street
                                Sydney NSW 2000
                              Tel: (02) 9364 6300
                              Fax: (02) 9235 1244
                                 DX: 173 Sydney
                              Ref: SAM/AJM/990095

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                                 SPECIALTY DEED

THIS DEED is made the 1st day of April 1999

PARTIES

COPPER MINES OF TASMANIA PTY LTD ACN 065 339 835 (administrator appointed) of c/- KPMG, 45 Clarence Street, Sydney NSW 2000 ("CMT")

MT LYELL MINING COMPANY LIMITED ACN 000 690 308 (in liquidation) of c/- KPMG, 45 Clarence Street, Sydney NSW 2000 ("MLMC")

CITIBANK LIMITED ACN 004 325 080 and CITIBANK NA ARBN 072 814 058 of 1 Margaret Street, Sydney, New South Wales, Australia (together "CITIBANK")

RECITALS

A.   CMT is indebted to MLMC ("MLMC DEBT").

B. MLMC has requested that CMT enter into this deed to further evidence the MLMC Debt and to make provision for repayment of the MLMC Debt.

C. CMT, MLMC and ten other companies are jointly and severally indebted to Citibank ("CITIBANK DEBT").

D. Citibank has requested that CMT enter into this deed to further evidence the Citibank Debt and to make provision for repayment of the Citibank Debt.

OPERATIVE PART

1.   DEFINITION

     "DEED OF VARIATION" means the deed of variation between Citibank, CMT, MLMC, Monte Cello BV and Monte Cello Corporation NV dated on or about the date of this deed.

     "RESTRUCTURE AGREEMENT" means the Debt Restructure and Facility Agreement between the Borrowing Group (as defined in the Deed of Variation) and Citibank dated 3 March 1998 as supplemented by the Restructure and Interim Funding Agreement made between the Borrowing Group and Citibank on or about 25 or 26 May 1998).

2.   MLMC DEBT

     2.1  CMT hereby acknowledges that it is indebted to MLMC.

     2.2 CMT and MLMC each acknowledge and agree that, on execution of this Deed, all of the terms and conditions of the MLMC Debt are merged into this deed and, to the extent of any inconsistency between those terms and conditions and the provisions of this deed, the provisions of this deed prevail.

     2.3  CMT hereby covenants to MLMC to pay the amount of the MLMC Debt.
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     2.4  Unless agreed otherwise between MLMC and CMT, the MLMC Debt is repayable on demand by cheque delivered to a place designated by MLMC, being a place in New South Wales.

3.   CITIBANK DEBT

     3.1 CMT and Citibank each acknowledge and agree that, on execution of this deed, all the terms and conditions of the Residual Citibank Debt as between each of them only are merged into this deed and, to the extent of any inconsistency between those terms and conditions and the provisions of this deed, the provisions of this deed prevail.

     3.2 Unless otherwise agreed between Citibank and CMT, the Citibank Debt is payable:

          3.2.1 as to that part of the Citibank Debt represented or to be represented by obligations which are, or are to be, contained in or connected with the Deed of Variation or the Continuing Securities or the Share Sale Agreement (as those terms are defined in the Deed of Variation) ("RETAINED CITIBANK DEBT") in accordance with those documents; and

          3.2.2 as to the remainder of the Citibank Debt ("RESIDUAL CITIBANK DEBT") on demand by cheque delivered to a place designated by Citibank being a place in New South Wales.

4.   AVOIDANCE OF DOUBLE-COUNTING

     4.1  The parties acknowledge and agree:

          4.1.1 that to the extent that any prepayment or repayment of an amount of the Citibank Debt is made at any time and from time to time, then the MLMC Debt will be reduced by a corresponding amount;

          4.1.2 that to the extent that any prepayment or repayment of an amount of the MLMC Debt is made at any time and from time to time, then the Residual Citibank Debt (but not the Retained Citibank Debt) will be reduced by a corresponding amount; and

          4.1.3 that none of them will make any claim against any other of them in respect of any reduction of the MLMC Debt and the Residual Citibank Debt which is referred to in clause 4.1.1 and 4.1.2.

5.   GENERAL

     5.1 Despite any provision of any agreement, arrangement, deed or instrument, the parties acknowledge and agree that:

          5.1.1 this deed is not a "Transaction Document" (as defined in the Restructure Agreement) for the purposes of each of the
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                                     - 3 -


                 "Transaction Documents" (as defined in the Restructure Agreement); and

     5.1.2 no act, matter or thing is to be done in Western Australia in relation to or affecting the MLMC Debt or the Citibank Debt.

5.2 Any provision of this deed which is illegal, void or unenforceable is to be ineffective to the extent only of that illegality, voidness or unenforceability without invalidating the remaining provisions of this deed.

5.3 This deed is governed by the laws of New South Wales and CMT, Citibank and MLMC agree to submit to the exclusive jurisdiction of the courts in that State.

EXECUTED as a deed.

SIGNED SEALED & DELIVERED for           )
and on behalf of COPPER MINES OF        )
TASMANIA PTY LTD by its                 )
administrator Mr A R M Macintosh        )
in the presence of:                     )


/s/ Alexander Mufford                        /s/ A R M Macintosh
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Witness                                      A R M Macintosh
                                             Administrator
Alexander Mufford
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SIGNED SEALED & DELIVERED for           )
and on behalf of MT LYELL MINING        )
COMPANY LIMITED by its liquidator       )
Mr A R M Macintosh in the presence      )
of:                                     )


/s/ Alexander Mufford                        /s/ A R M Macintosh
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Witness                                      A R M Macintosh
                                             Liquidator
Alexander Mufford
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Print Name
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SIGNED SEALED AND DELIVERED
for and on behalf of CITIBANK         )
LIMITED by                            )
its duly constituted Attorney under   ) /s/ Konstanty Nafranowicz
Power of Attorney registered in the   ) ----------------------------------------
office of the Registrar General No.   ) By signing the Attorney states that
Book      (NSW) who is personally     ) s/he has no notice of the revocation of
known to me:                          ) the power of attorney
                                      )
       /s/ S. Parsons
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Witness

         S. PARSONS
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SIGNED SEALED AND DELIVERED           )
for and on behalf of CITIBANK NA      )
by                                    ) /s/ Thomas E. O'Callaghan
its duly constituted Attorney under   ) ----------------------------------------
Power of Attorney registered in the   ) By signing the Attorney states that
office of the Registrar General No    ) s/he has no notice of the revocation of
Book                 (NSW) who is     ) the power of attorney
personally known to me:               )

       /s/ S. Parsons
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Witness

         S. PARSONS
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Print Name